THE RBB FUND TRUST

Evermore Global Value Fund (the “Fund”)

March 27, 2024

Supplement to the Prospectus and Statement of Additional Information, each dated December 31, 2023, as supplemented (the “Registration Statement”)

THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED MARCH 15,2024.

MFP Investors LLC (“MFP”), the current investment sub-adviser to the Fund, determined to no longer manage external capital and notified F/m Investments, LLC, d/b/a North Slope Capital, LLC (the “Adviser”), of its intent to terminate the investment sub-advisory agreement, dated as of February 17, 2023, by and between the Adviser and MFP (the “Sub-Advisory Agreement”). MFP, the Adviser and the Board of Trustees (“Board”) of The RBB Fund Trust (the “Trust”) agreed that effective as of the close of business on March 29, 2024, the Sub-Advisory Agreement shall terminate and MFP shall cease to serve as a sub-adviser to the Fund. Accordingly, effective March 30, 2024, all references to MFP and the Sub-Advisory Agreement are deleted from the Prospectus and SAI and any reference to the “Sub-Adviser” should be replaced by the appropriate reference to the “Adviser.”

At a meeting held on March 25, 2024, following subsequent redemptions of Fund shares and based upon the recommendation of the Adviser, the Board approved a Plan of Liquidation and Termination for the Fund (the “Plan”). The Board concluded that it is in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on or about April 30, 2024 (the “Liquidation Date”). Accordingly, the Board approved the Plan that sets forth the manner in which the Fund will be liquidated. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Effective as of April 1, 2024, in anticipation of the liquidation, the Fund will no longer accept purchases into the Fund. In addition, the Adviser is in the process of transitioning the Fund’s portfolio securities to cash and/or cash equivalents and the Fund will no longer be pursuing its stated investment objective. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. The redemption of shares will generally be considered a taxable event.

If you hold shares of the Fund in an IRA account, you have 60 days from the date you receive your proceeds from the liquidation of the Fund (the “Proceeds”) to reinvest or “rollover” your Proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent by telephone at 1-866-EVERMORE (866-383-7667) (toll free) prior to the Liquidation Date of your intent to rollover your IRA account to avoid withholding deductions from your Proceeds.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the Liquidation Date, your shares will be automatically redeemed on or about the Liquidation Date at the closing net asset value per share, and you will receive your Proceeds from the Fund, subject to any required withholding. These Proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed Fund shares are held in a taxable account, and the Proceeds exceed your adjusted basis in the Fund shares redeemed.

If the redeemed Fund shares are held in a qualified retirement account, such as an IRA, the redemption Proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.

Shareholder inquiries should be directed to the Fund at 1-866-EVERMORE (866-383-7667) (toll free).

Please retain this Supplement for future reference.